SWINGPLANE VENTURES INC.

Restructure of the Assignment Agreement

SANTIAGO, CHILE, January 21, 2013 (MARKETWIRE via COMTEX) -- Swingplane Ventures, Inc. (OTCBB: SWVI) (the "Company") wishes to advise that the Company has renegotiated its assignment agreement in regard to the acquisition of certain mining concessions in Chile.

Under the terms of the original assignment agreement entered into on October 15, 2012, the Company was assigned the rights to an option agreement held by Mid Americas Corp. (“Mid Americas”) for among other terms, the issuance of a total of 300,000,000 shares of the common stock of the Company, of which 10,000,000 shares were to be included in a registration statement to be filed by the Company prior to closing.

Under the terms of the newly negotiated agreement, the Company will acquire all of the issued and outstanding shares of Mid Americas in exchange for the issuance of a total of 100,000,000 shares of common stock of the Company and 5,000,000 shares of preferred stock of the Company.  The preferred stock will be convertible into shares of common stock of the Company on the basis of 50 shares of common stock for each 1 share of preferred stock.   Further, the preferred stock will carry voting rights of 100 shares per each share of preferred stock.     All other terms of the original acquisition agreement are to be included in this acquisition agreement.   The only terms that have been amended are the acquisition of Mid Americas rather than the assignment of the option agreement, the issuance of shares as defined above and the  requirement to register  10,000,000 shares is eliminated.

The 300,000,000 shares issued to Mid Americas in trust will be returned to treasury concurrent with the closing of this transaction.

Mid Americas has the rights to acquire 75% of certain mining concessions in Chile.

Under the terms of the amended acquisition agreement, Mid Americas is required to provide audited financial statements to close the acquisition which are anticipated to be provided on or before January 31, 2013 at which time the Company will file a Super 8-K and close the transaction.

 The closing of this transaction may effect a change in control of the Company.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS ""FORWARD-LOOKING STATEMENTS," AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," """ANTICIPATE," ""BELIEVE,"" ""PLAN"" OR ""EXPECT"" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY''S PLANS TO ENTER INTO A MINING OPTION AGREEMENT WITHIN THE NEXT FORTY-FIVE DAYS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY''S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY''S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS

Swingplane Ventures, Inc.

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